Convertible Debts	6 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
Convertible Debt

Conversion of the convertible debts

On January 11, 2024, US$2 million convertible notes held by investor A and RMB50 million convertible loans held by investor B were converted into 35,842,294 and 126,135,217 Series B+ redeemable preference shares of the Company, respectively, at a conversion price of RMB0.3964 per share.

Upon the conversion of the convertible debts, the Company recognized the fair value of Series B+ redeemable preference shares and derecognized the carrying value of the convertible debts. Accrued interests of US$0.46 million for the period from the closing date of issuance of convertible debts in July 2023 through the conversion date on January 11, 2024 were unsettled as of conversion date, which were included in accrued expenses and other current liabilities on the unaudited condensed consolidated balance sheets as of December 31, 2024 and June 30, 2025.

Extinguishment of the convertible debts

On April 7, 2024, RMB15 million convertible loans held by investor C and applicable interest became due. On May 27, 2024, the Company and X-Charge Technology entered into an adjustment agreement on the convertible loan investment with investor C, pursuant to which all parties agreed that X-Charge Technology shall repay the loan principal and applicable interest to this investor (i) upon 180 days after the consummation of a qualified IPO, if this offering is completed on or before September 30, 2024 and the proceeds from such offering are no less than US$20 million; or (ii) on October 15, 2024 or any other date as mutually agreed by all parties in writing, if the conditions prescribed in (i) are not met on or before September 30, 2024. In the event of a default on repayment, the overdue principal amount shall accrue interest at a simple 12% per annum from the date of default.

Following the adjustment agreement with investor C, the Company recognized RMB15 million (equivalent to US$2.09 million) in loan principal as short-term borrowings, RMB1.13 million (equivalent to US$0.16 million) in applicable interest as accrued expenses and other current liabilities, and RMB1.66 million (equivalent to US$0.23 million) gain on the extinguishment of the convertible debts, while derecognizing the carrying value of the convertible debts. The warrants granted in connection with the issuance of convertible debts are terminated upon the extinguishment of the associated convertible debts.

On September 11, 2024, the Company successfully completed its IPO and gross proceeds are greater than US$20 million. Consequently, the loan principal and applicable interest would be repaid upon 180 days after the completion of the qualified IPO. If repayment is overdue, the outstanding principal amount shall bear interest at a simple 12% per annum from the date of default until full repayment is made.